UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 09, 2015
                                                          -----------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)

          New York                  0-10976              16-0928443
-------------------------   -----------------------  -------------------
(State or Other Jurisdiction(Commission File Number)   (IRS Employer
  of Incorporation)                                   Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                --------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

















Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


  On December 9, 2015, Mr. Carl F. Fahrenkrug, SR retired as President and Chief Executive Officer of Microwave Filter Company, Inc.(the "Company"). Mr. Fahrenkrug will continue to serve as a Director Of the Company and was elected Vice Chairman of the Board on December 9, 2015.

  On December 9, 2015, Mr. Paul W. Mears, 56, was appointed Chief Executive Officer of the Company by the Board of Directors. Mr. Mears began his association with the Company as a Co-op while attending Rochester Institute of Technology ("RIT") in 1981. He was appointed vice President of Engineering in April 1998. Mr. Mears has a Bachelor of Science in Electrical Engineering Technology from RIT. Mr. Mears knowledge of our business, products, strategy, people, operations and competition will provide the Company with strong leadership.

  Mr. Mears was also appointed a Director of Microwave Filter Company, Inc. on December 9, 2015, with a term expiring at the Company's 2016 annual meeting of shareholders. He will be replacing Richard Jones who resigned as a Director on December 9, 2015. Mr. Jones will continue to serve as Chief Financial Officer and Corporate Secretary of the Company. Mr. Mears has not been appointed to serve on any committees of the Company's Board of Directors.

  Mr. Carl F. Fahrenkrug, JR, 47, was appointed Executive Vice President of the Company on December 9, 2015. Mr. Fahrenkrug began his association with the Company as an engineering intern in 1989. He was appointed Vice President of Manufacturing and Quality on April 8, 2009. Mr. Fahrenkrug has a Bachelor of Science in Electrical Engineering from Clarkson University, a Master of Science in Electrical Engineering from SUNY Binghamton and a Master of Business Administration from LeMoyne College.

  There are no transactions involving the Company and Mr. Mears or Mr. Fahrenkrug that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: December 9, 2015             By:  /s/ Robert R. Andrews
                                    --------------------------------
                                    Robert R. Andrews
                                    Chairman of the Board